Exhibit 99.2

Last Updated	5/2/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2014 and 2013

		3 Months Ended March 31,
Line		2014	2013	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)

1	Arizona Public Service	$28	$33	$(5)
2	Parent Company	(3)	(1)	(2)

3	Net Income	25	32	(7)

4	Less: Net Income Attributable to Noncontrolling Interests	9	8	1

5	Net Income Attributable to Common Shareholders	$16	$24	$(8)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

6	Arizona Public Service	$0.26	$0.31	$(0.05)
7	Parent Company	(0.04)	(0.01)	(0.03)

8	Net Income	0.22	0.30	(0.08)

9	Less: Net Income Attributable to Noncontrolling Interests	0.08	0.08	-

10	Net Income Attributable to Common Shareholders	$0.14	$0.22	$(0.08)

11	BOOK VALUE PER SHARE	$38.27	$36.51	$1.76

	COMMON SHARES OUTSTANDING (Thousands)
12	Average - Diluted	110,888	110,835	53
13	End of Period	110,354	109,946	408

See Glossary of Terms	Page 1 of 4

Last Updated	5/2/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2014 and 2013

		3 Months Ended March 31,
Line		2014	2013	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	Retail
14	Residential	$282	$307	$(25)
15	Business	329	329	-
16	Total retail	611	636	(25)
	Wholesale revenue on delivered electricity
17	Traditional contracts	11	11	-
18	Off-system sales	49	23	26
19	Native load hedge liquidation	-	1	(1)
20	Total wholesale	60	35	25
21	Transmission for others	8	7	1
22	Other miscellaneous services	7	8	(1)
23	Total electric operating revenues	$686	$686	$-

	ELECTRIC SALES (GWH)

	Retail sales
24	Residential	2,383	2,730	(347)
25	Business	3,229	3,271	(42)
26	Total retail	5,612	6,001	(389)
	Wholesale electricity delivered
27	Traditional contracts	144	130	14
28	Off-system sales	1,106	816	290
29	Retail load hedge management	-	31	(31)
30	Total wholesale	1,250	977	273
31	Total electric sales	6,862	6,978	(116)

See Glossary of Terms	Page 2 of 4

Last Updated	5/2/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2014 and 2013

		3 Months Ended March 31,
Line		2014	2013	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
32	Residential	1,036,013	1,021,817	14,196
33	Business	128,833	127,895	938
34	Total retail	1,164,846	1,149,712	15,134
35	Wholesale customers	57	53	4
36	Total customers	1,164,903	1,149,765	15,138

37	Total customer growth (% over prior year)	1.3%	1.4%	(0.1)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

38	Residential	2,610	2,566	44
39	Business	3,219	3,227	(8)
40	Total	5,829	5,793	36

41	Retail Sales (GWH) (% over prior year)	0.6%	0.4%	0.2%

	RETAIL USAGE (KWh/Average Customer)

42	Residential	2,300	2,672	(372)
43	Business	25,064	25,577	(513)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

44	Residential	2,519	2,511	8
45	Business	24,986	25,236	(250)

	ELECTRICITY DEMAND (MW)

46	Native load peak demand	3,917	4,825	(908)

	WEATHER INDICATORS - RESIDENTIAL

	Actual
47	Cooling degree-days	-	-	-
48	Heating degree-days	239	613	(374)
49	Average humidity	-	-	-

	10-Year Averages
50	Cooling degree-days	-	-	-
51	Heating degree-days	489	489	-
52	Average humidity	-	-	-

See Glossary of Terms	Page 3 of 4

Last Updated	5/2/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2014 and 2013

		3 Months Ended March 31,
Line		2014	2013	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
53	Nuclear	2,511	2,456	55
54	Coal	2,796	2,753	43
55	Gas, oil and other	1,055	1,250	(195)
56	Total generation production	6,362	6,459	(97)
	Purchased power
57	Firm load	857	692	165
58	Marketing and trading	113	113	-
59	Total purchased power	969	805	164
60	Total energy sources	7,331	7,264	67

	POWER PLANT PERFORMANCE

	Capacity Factors
61	Nuclear	101%	99%	2%
62	Coal	74%	73%	1%
63	Gas, oil and other	14%	16%	(2)%
64	System average	46%	47%	(1)%

	ECONOMIC INDICATORS

	Building Permits (a)
65	Metro Phoenix	5,413	3,276	2,137

	Arizona Job Growth (b)
66	Payroll job growth (% over prior year)	2.0%	2.2%	(0.2)%
67	Unemployment rate (%, seasonally adjusted)	7.4%	8.0%	(0.6)%

Sources:

(a)   U.S. Census Bureau

(b)   Arizona Department of Economic Security

See Glossary of Terms	Page 4 of 4